                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement                 [ ]    Confidential, for Use of the Commission Only

[X]      Definitive Proxy Statement                         (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ACADIANA BANCSHARES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                                                                                  -------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                                                                              ------------------------------

         (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                 Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              -----------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                                                                  ---------------------------------------------

         (5)     Total fee paid:
                                  -----------------------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                                         -----------------------------------------------------------------------------------

         (2)     Form, schedule or registration statement no.:
                                                               ------------------------------------------------------

         (3)     Filing party:
                               ---------------------------------------------------------------------------------------------

         (4)     Date filed:
                             -----------------------------------------------------------------------------------------------

                           ACADIANA BANCSHARES, INC.
                           101 WEST VERMILION STREET
                           LAFAYETTE, LOUISIANA 70501
                                 (318) 232-4631



                                                                  March 27, 1998


Dear Stockholder:

         You are cordially invited to attend the second Annual Meeting of Stockholders of Acadiana Bancshares, Inc. The meeting will be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Acadiana Bancshares, Inc. are sincerely appreciated.

                                        Sincerely,



                                        Jerry Reaux
                                        President and Chief Executive Officer

                           ACADIANA BANCSHARES, INC.
                           101 WEST VERMILION STREET
                           LAFAYETTE, LOUISIANA 70501
                                 (318) 232-4631

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 1998

                                ----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Acadiana Bancshares, Inc. (the "Company") will be held in the Les Saisons Room at the A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for a three-year term expiring in 2001, and until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 20, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Lawrence Gankendorff
                                              Chairman of the Board

Lafayette, Louisiana
March 27, 1998


  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           ACADIANA BANCSHARES, INC.

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 29, 1998

         This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Acadiana Bancshares, Inc. (the "Company"), the parent holding company of LBA Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 27, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Castaing, Hussey & Lolan, L.L.P. for fiscal 1998, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Corporate Secretary, Acadiana Bancshares, Inc.); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

         Only stockholders of record at the close of business on March 20, 1998 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,575,250 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.
The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

         At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2001, and until their successors are elected and qualified.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Savings Bank.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company, including tenure as a director. All of the below-listed directors also serve as directors of the Savings Bank.

          NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2001


                                                               Principal Occupation During                 Director
                        Name              Age(1)                   the Past Five Years                     Since(2)
              ----------------------    ----------   -----------------------------------------            -----------
              Kaliste J. Saloom, Jr.        79       Of Counsel with the law firm of Saloom &                1971
                                                     Saloom in Lafayette, Louisiana; Previously,
                                                     city judge in Lafayette, Louisiana, from
                                                     February 1953 to August 1993.

              Al W. Beacham, M.D.           64       In private practice as a physician in                   1978
                                                     Lafayette, Louisiana.

              James J. Montelaro            58       Executive Vice President, Mortgage Banking              1995
                                                     Manager of the Savings Bank since August 1994
                                                     and Vice President, Lending of the Savings
                                                     Bank since June 1992; Prior to joining the
                                                     Savings Bank, Mr. Montelaro was President and
                                                     Chief Executive Officer of First Federal
                                                     Savings and Loan of Eunice, Eunice, Louisiana.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.





DIRECTORS WHOSE TERMS ARE CONTINUING

                     DIRECTORS WITH A TERM EXPIRING IN 1999

                                                            Principal Occupation During                    Director
                       Name               Age(1)                the Past Five Years                        Since(2)
             ----------------------     ----------   -----------------------------------------            -----------
             William H. Mouton              89       Attorney in private practice in Lafayette,              1949
                                                     Louisiana; Mr. Mouton is semi-retired.

                     DIRECTORS WITH A TERM EXPIRING IN 1999

             Jerry Reaux                    37       President and Chief Executive Officer of the               1995
                                                     Company since March 1996 and of the Savings Bank
                                                     since August 1995; previously Executive Vice
                                                     President and Chief Operating Officer of the
                                                     Savings Bank during July and August 1995.  Prior to
                                                     joining the Savings Bank, Mr. Reaux was Executive
                                                     Vice President of the Bank of Lafayette from
                                                     January 1994 through June 1995, and, prior thereto,
                                                     Senior Vice President, First National Bank,
                                                     Lafayette, Louisiana.

             John H. DeJean                 58       Senior Vice President, Business Development Manager
                                                     of LBA Savings Bank from June 1997 to January 1998.
                                                     Previously, Mr. DeJean served as President of the
                                                     Acadiana Region of Premier Bank, Lafayette,
                                                     Louisiana, from June 1989 to March 1996.                   1997


                     DIRECTORS WITH A TERM EXPIRING IN 2000

                                                                  Principal Occupation During                 Director
                      Name               Age(1)                       the Past Five Years                     Since(2)
              -------------------      ---------     -------------------------------------------------       ----------
              Lawrence Gankendorff         78         Chairman of the Board of the Savings Bank since           1952
                                                      April 1984 and Chairman of the Board of the
                                                      Company since March 1996.  Previously President
                                                      and Chief Executive Officer of the Savings Bank.

              Don J. O'Rourke, Sr.         67         Managing Partner of Don J. O'Rourke & Associates,         1965
                                                      LTD., an architectural and professional
                                                      engineering firm located in Lafayette, Louisiana.

              Thomas S. Ortego             38         Self-employed accountant in Lafayette, Louisiana.         1997

-------------------

(1)      As of March 20, 1998.
(2)      Includes service as a director of the Savings Bank.

DIRECTOR NOMINATIONS; COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

         Nominations for director of the Company are made by the full Board of Directors of the Company. During the fiscal year ended December 31, 1997, the Board of Directors of the Company met nine times. No director of the Company attended fewer than 75% of the total number of Board meetings.

         The Savings Bank has established committees which include members of the Board and senior management and which meet as required. These committees include, among others, an Audit Committee, an Executive Committee, a Human Resources Committee, a Finance Committee and a Loan Committee.

         Audit Committee. The Audit Committee consists of Messrs. Saloom, Beacham, O'Rourke and Ortego. The Audit Committee supervises the Company's Internal Auditor and is responsible for reviewing the performance, and overseeing the engagement, of the Company's independent certified public accountants. The Audit Committee met three times during fiscal 1997. No member of the Audit Committee is a current or former employee of the Company or any of its subsidiaries.

         Executive Committee. The Executive Committee consists of Messrs. Gankendorff, Mouton and Reaux. The Executive Committee reviews the implementation of the Company's strategic plan and management recommendations regarding Company operations. The Executive Committee met nine times during fiscal 1997.

         Human Resources Committee. The Human Resources Committee consists of Messrs. Beacham, Mouton and O'Rourke. The Human Resources Committee reviews the compensation of the Company's executive officers. The Human Resources Committees met four times during fiscal 1997. No member of the Human Resources Committee is a current or former employee of the Company or any of its subsidiaries.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the five executive officers of the Company and the Savings Bank who do not serve as directors.

         Mary Anne Bertrand. Age 40 years. Ms. Bertrand currently serves as Vice President, Retail Banking Manager, and previously served as the Savings Bank's Consumer Loan Manager since November 1992. Prior thereto, she was a Vice President and Branch Manager of Premier Bank in Lafayette, Louisiana.

         Brady Como. Age 40 years. Mr. Como was employed by the Savings Bank as Senior Vice President-Commercial Banking Manager in February 1996. Prior thereto, Mr. Como was Vice President, Commercial Loan Officer and Branch Manager of First National Bank of St. Mary Parish, New Iberia, Louisiana.

         Thomas F. Debaillon. Age 44 years. Mr. Debaillon currently serves as Vice President, Operations, Human Resources and Security Officer of the Savings Bank. Previously, Mr. Debaillon has served in various positions in Operations and Human Resources at LBA Savings.

         Emile E. Soulier, III. Age 47 years. Mr. Soulier has served as Vice President and Chief Financial Officer of the Savings Bank since July 1994. Previously, Mr. Soulier was a Financial Analyst, Auditor and Compliance Officer of the Savings Bank.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 1997, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                     Common Stock Beneficially Owned as of
     Name of Beneficial Owner                                  March 20, 1998(1)
-----------------------------------------            ---------------------------------------
                                                             No.                       %
                                                     ------------------          -----------
 Acadiana Bancshares, Inc.                                 218,369(2)                  8.5%
   Employee Stock Ownership Plan Trust
 101 West Vermilion Street
 Lafayette, Louisiana  70501

 FMR Corp.                                                 153,300(3)                  5.9%
 82 Devonshire Street
 Boston, Massachusetts  02109

 Jeffrey L. Gendell                                        248,100(4)                 9.61%
 Tontine Financial Partners, L.P.
 200 Park Avenue, Suite 3900
 New York, New York  10166

 Wellington Management Company, L.L.P.                     247,700(5)                  9.6%
 75 State Street
 Boston, Massachusetts  02109

 Directors:
 Al W. Beacham, M.D.                                          14,746(6)                  *
 John H. DeJean                                                2,600                     *
 Lawrence Gankendorff                                         19,731(7)                  *
 James J. Montelaro                                           54,658(8)                2.1
 William H. Mouton                                            12,360(9)                  *
 Jerry Reaux                                                  53,786(10)               2.1
 Don J. O'Rourke, Sr.                                         11,693(11)                 *
 Thomas S. Ortego                                             11,170(12)                 *
 Kaliste J. Saloom, Jr.                                       18,367(13)                 *

 All directors and executive officers of the Company         242,184                   9.4%
 and the Savings Bank as a group (13 persons)

*        Represents less than 1% of the outstanding Common Stock.

                                                   (Footnotes on following page)

------------------------------
(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Acadiana Bancshares, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Acadiana Bancshares, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Beacham, Mouton and Saloom who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 32,707 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

(3)      Information obtained from the Schedule 13G dated February 9, 1998.
         FMR Corp. ("FMR") is the parent holding company of Fidelity Management & Research Company ("Fidelity"), an investment advisor. Fidelity is the beneficial owner of 153,300 of such shares as a result of acting as an investment advisor to several investment companies. One investment company, Fidelity Select Home Finance Portfolio Fund, owns 153,300 of such shares. Edward C. Johnson 3d, FMR and certain mutual funds (the "Funds") each have sole dispositive power over these 153,300 shares, but no voting power. Voting power resides in the Funds' Boards of Trustees. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. Mr. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR. Mr. Johnson 3d is Chairman of FMR and Abigail P. Johnson is a Director of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

                                          (Footnotes continue on following page)

(4) Information obtained from the Schedule 13D, dated July 18, 1998, with respect to shares of Common Stock owned by Tontine Financial Partners, L.P., a Delaware limited partnership ("Tontine"). Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C., which is the general partner ("General Partner") of Tontine. Tontine is a private investment limited partnership investing in financial institutions. Mr. Gendell and Tontine report shared voting and dispositive power with respect to 248,100 shares of Common Stock.

(5) According to its filing on Schedule 13G with the Securities and Exchange Commission dated February 9, 1998, Wellington Management Company in its capacity as an investment advisor may be deemed to beneficially own 247,700 shares of Common Stock. Wellington Management Company indicates that it does not have sole voting power, shared voting power or sole dispositive power over any shares of Common Stock, but that it has shared dispositive power as to 247,700 shares of Common Stock. Shares of Common Stock beneficially owned by Wellington Management Company are owned by a variety of investment advisory clients of Wellington Management Company. Except for First Financial Fund, Inc., Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, NJ 07102-4077 (which has indicated beneficial ownership of 242,700 shares of Common Stock or 9.4% of the outstanding shares), no such client is known to have an interest in more than 5% of the Common Stock.

(6) Includes 2,766 shares held by Dr. Beacham in his 401(k) profit sharing plan, 4,370 shares held in the RRP, which may be voted by him, and 2,731 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 807 shares held by Mr. Gankendorff in the Savings Bank's 401(k) Plan (the "401(k) Plan"), 1,216 shares which have been allocated to Mr. Gankendorff's account in the ESOP, 6,555 shares held in the RRP, which may be voted by him, and 4,097 shares which may be acquired upon the exercise of stock options exercisable within sixty
         (60) days of the Voting Record Date.


(8) Includes 2,859 shares held by Mr. Montelaro in the 401(k) Plan, 2,145 shares which have been allocated to Mr. Montelaro's account in the ESOP, 8,740 shares held in the RRP, which may be voted by him, and 5,462 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(9) Includes 4,370 shares held in the RRP, which may be voted by Mr. Mouton, and 2,731 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

                                     (Footnotes continue on following page)

(10) Includes 750 shares held by Mr. Reaux's spouse in her Individual Retirement Account, 981 shares held in the 401(k) Plan, 3,014 shares which have been allocated to Mr. Reaux's account in the ESOP, 19,228 shares held in the RRP, which may be voted by him, and 13,656 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(11) Includes 4,370 shares held in the RRP, which may be voted by Mr. O'Rourke, and 2,731 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(12)     Includes 4,920 shares held by Mr. Ortego's spouse.

(13) Includes 1,000 shares held by Mr. Saloom's spouse, 4,370 shares held in the RRP, which may be voted by him, and 2,731 shares which may be acquired upon the exercise of stock options exercisable within sixty
         (60) days of the Voting Record Date.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 1997, 1996 and 1995 to the President and Chief Executive Officer and the only executive officer of the Company, and its subsidiaries, whose total annual compensation during fiscal 1997 exceeded $100,000.

==================================================================================================================================
                                               Annual Compensation                    Long Term Compensation
                                     ------------------------------------------ -------------------------------------
                                                                    Other
                                                                   Annual                Awards             Payouts
        Name and           Year      Salary(1)       Bonus      Compensation(2) -------------------------------------
    Principal Position                                                          Restricted     Securities    LTIP      All Other
                                                                                  Stock       Underlying    Payouts   Compensation
                                                                                                Options
----------------------------------------------------------------------------------------------------------------------------------
Jerry Reaux                1997      $144,600        $10,800         --         $561,818(4)      68,281       --       $53,108(6)
President and Chief        1996      $139,500        $10,800         --             --             --         --       $11,022
 Executive Officer(3)      1995      $ 61,500        $ 4,602         --             --             --         --            --
-----------------------------------------------------------------------------------------------------------------------------------
James J. Montelaro         1997      $103,400         $7,367         --         $255,372(5)      27,312       --       $37,961(7)
Executive Vice President   1996      $102,200         $7,367         --             --             --         --       $ 7,750
                           1995      $ 78,263         $7,083         --             --             --         --            --
==================================================================================================================================

----------------

(1)      Includes Director's fees.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Mr. Reaux became President and Chief Executive Officer of the Savings Bank in August 1995.

(4) Represents the grant of 24,035 shares of restricted Common Stock in 1997 pursuant to the 1997 RRP, which had a fair market value of $561,818 at December 31, 1997. The restricted stock awarded vests over five years, 20% per year from the date of grant.

(5) Represents the grant of 10,925 shares of restricted Common Stock in 1997 pursuant to the 1997 RRP, which had a fair market value of $255,372 at December 31, 1997. The restricted stock awarded vests over five years, 20% per year from the date of grant.

(6) Represents the fair market value of 2,272 shares of Common Stock allocated to Mr. Reaux's ESOP account in 1997.

(7) Represents the fair market value of 1,624 shares of Common Stock allocated to Mr. Montelaro's ESOP account in 1997.

DIRECTOR'S COMPENSATION

         Each director of the Savings Bank received a fee of $1,000 per meeting. Members of the Board of Directors receive no additional compensation for their participation in any of the Committees or for services as directors of the Company.

STOCK OPTIONS

         The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR


==================================================================================================================================
                                                          Individual Grants
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential Realizable Value
                                        % of Total Options                                          at Assumed Annual Rates
                          Options           Granted to           Exercise        Expiration       of Stock Price Appreciation
         Name             Granted          Employees(1)          Price(2)          Date(3)             for Option Term(4)
                                                                                                   ---------------------------
                                                                                                         5%              10%
                                                                                                     ----------       ---------
----------------------------------------------------------------------------------------------------------------------------------
   Jerry Reaux             68,281            43.47%               $15.50         January 22, 2007      $665,740       $1,686,540
----------------------------------------------------------------------------------------------------------------------------------
   James J. Montelaro      27,312            17.39%               $15.50         January 22, 2007      $266,292        $674,606
==================================================================================================================================

(1)      Percentage of options granted to all employees during fiscal 1997.

(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The stock options were granted on January 22, 1997 and vest and become exercisable over five years, 20% per year commencing one year from the date of grant.

(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $25.25 and $40.20 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options granted by the named executive officers during the year ended December 31, 1997 and stock options held at December 31, 1997.



=================================================================================================================================
                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                      AND YEAR END OPTION VALUES

                                                                     Number of                               Value of
                           Shares                                   Unexercised                             Unexercised
                         Acquired on      Value                 Options at Year End                         Options at
        Name              Exercise       Realized                                                           Year End(1)
                                                        ---------------------------------          ------------------------------
                                                        Exercisable         Unexercisable          Exercisable      Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
   Jerry Reaux               --             --               --                 68,281                  --             $537,712
---------------------------------------------------------------------------------------------------------------------------------
   James J. Montelaro        --             --               --                 27,042                  --             $212,956
=================================================================================================================================

(1) Based on an assumed market price of $23.375 of a share of Common Stock at December 31, 1997.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Savings Bank (collectively the "Employers") in November 1996 entered into an amended and restated employment agreement with Mr. Reaux. Mr. Reaux previously had entered into an employment agreement with the Savings Bank dated September 1, 1995. Such agreement was amended and restated as a result of the mutual-to-stock conversion of the Savings Bank and the Savings Bank's reorganization into the holding company form. The Employers have agreed to employ Mr. Reaux for a term of three years, and without further action to extend for an additional year on each annual anniversary of the date of the agreement such that at any time the remaining term of the agreement will be from two to three years, in his current position at an initial base salary of $129,600. The agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement he shall be entitled to severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement or his base salary multiplied by 2.0 or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Reaux will be entitled to cash severance payments equal to the amount of his base salary at the date of termination multiplied by
3.0. In addition, Mr. Reaux will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's outstanding voting securities. Mr. Reaux's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, the Employers may (i) contest the liability and exhaust all administrative and judicial appeals to that end, and/or (ii) pay Mr. Reaux an amount equal to the excise tax for which he is liable plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment. Mr. Reaux 's agreement also provides that in the event of Mr. Reaux's death or disability during the term of the agreement, Mr. Reaux or his estate will receive payments equal to the amount of compensation for 12 months at the current salary at the time of his death or disability.

         The Company and the Savings Bank (the "Employers") have also entered into severance agreements with Ms. Bertrand and Messrs. Gankendorff, Montelaro, Como, Debaillon and Soulier. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to his base salary multiplied by two.

         Based upon compensation levels at December 31, 1997, in the event of a termination of employment following a Change in Control, Mr. Reaux would receive $388,800 in cash severance and the other six executives would receive between $88,640 and $176,800.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company's policy provides that all loans made by the Savings Bank to the directors and officers of the Company and the Savings Bank are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of March 20, 1998, were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. The Company believes that such loans do not involve more than the normal risk of collectibility.
Director Mouton is an attorney with the firm of William H. Mouton, Professional Law Corporation, which firm provided certain legal services to the Savings Bank in 1997. Director Saloom is of counsel to the law firm of Saloom & Saloom, which law firm provided certain legal services to the Savings Bank in 1997. Director O'Rourke is President of Don J. O'Rourke & Associates, Ltd., a professional architectural corporation which provides architectural services to the Savings Bank.

REPORT OF THE COMPENSATION COMMITTEE

         The Human Resource Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 1997 fiscal year, the members of the committee met four times.

         The members of the Human Resource Committee of both the Company and the Savings Bank are identical and no member of the committee is an employee of the Company or any subsidiary. The Human Resource Committee of the Company has exclusive jurisdiction over the administration and grants relating to all stock option plans and/or management recognition plans. The committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

         During 1997, the committee proposed grants of stock options and restricted stock grants under the Company's Stock Option Plan and Recognition and Retention Plan and Trust, which grants were made in January 1997 upon approval of such plans by the Company's shareholders. The Committee considered several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the bank, profitability ratios, satisfactory regulatory examinations, and market value of the bank. In addition, other objectives such as growth and the successful mutual-to-stock conversion of the Savings Bank and reorganization were reviewed. The committee also approved an incentive bonus plan which is based on the return on average equity of the Company.

The committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be incentive-based. It is through this process that the Company is able to compete for and retain talented executives who are critical to the Company's long term success and align the interests of those executives with the long-term interests of the Company's shareholders.


                                                                   Al W. Beacham
                                                               William H. Mouton
                                                            Don J. O'Rourke, Sr.

PERFORMANCE GRAPH

         The following graph demonstrates comparison of the the cumulative total returns for the Common Stock of the Company, the SNL Securities Thrift Index ($250M to $500M), SNL Bank Index (under $500M) and Standard and Poor's 500 Index since the close of trading of the Company's Common Stock on December 31, 1997.

                           ACADIANA BANCSHARES, INC.

                            TOTAL RETURN PERFORMANCE

                                    [CHART]

                                                            PERIOD ENDING
                              ====================================================================================
INDEX                         7/16/96         9/30/96     12/31/96    3/31/97     6/30/97     9/30/97     12/31/97
==================================================================================================================
Acadiana Bancshares, Inc.      100.00          114.58       124.71     157.95      167.68      189.07       199.54
S&P 500                        100.00          109.93       119.00     122.19      143.52      154.27       158.71
SNL Thrifts ($250M to $500M)   100.00          108.87       120.49     132.09      146.09      178.44       204.17
SNL Banks (under $500M)        100.00          106.66       117.98     131.06      146.44      172.22       201.12

                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Castaing, Hussey & Lolan, L.L.P., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Castaing, Hussey & Lolan, L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Castaing, Hussey & Lolan, L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CASTAING, HUSSEY & LOLAN, L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1999, must be received at the principal executive offices of the Company, 101 West Vermilion Street, Lafayette, Louisiana 70501, Attention: Corporate Secretary, no later than November 28, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of the Company's Articles of Incorporation.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

                                 OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              By Order of the Board of Directors



                                              Lawrence Gankendorff
                                              Chairman of the Board

March 27, 1998

                               REVOCABLE PROXY
                          ACADIANA BANCSHARES, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 29, 1998

     The undersigned, being a stockholder of Acadiana Bancshares, Inc. ("Company") as of March 20, 1998, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998 at 2:00 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominees for a three-year term: Kaliste J. Saloom, Jr., Al W. Beacham, M.D. and James J. Montelaro.


     [ ]  FOR                             [ ]       WITHHOLD
                                                   AUTHORITY


         NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.


2. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

     [ ] FOR            [ ]  AGAINST     [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                        PLEASE BE SURE TO SIGN AND DATE THIS
                                        PROXY IN THE BOX BELOW.


                                        [DATE AND SIGNATURE BOX]


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 1998 AND AT ANY ADJOURNMENT THEREOF.

         PLEASE SIGN THIS EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY.
WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                         ESOP VOTING INSTRUCTION BALLOT
                           ACADIANA BANCSHARES, INC.

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the ESOP as of March 20, 1998 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998, at 2:00 p.m., Central Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]  FOR all nominees listed below              [ ]   WITHHOLD AUTHORITY
         (except as marked to the                         to vote for all
         contrary below)                                  nominees listed
                                                          below

         Nominees for three-year term expiring in 2001: Kaliste J. Saloom, Jr., Al W. Beacham, M.D. and James J. Montelaro.


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


---------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

     [ ] FOR           [ ]  AGAINST          [ ]  ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.


                                           Dated: ____________________, 1998



                                         -----------------------------------
                                                    Signature


IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS ALL ALLOCATED SHARES UNDER THE ESOP ARE VOTED.

                                  [LETTERHEAD]




                                 March 27, 1998


To:      Participants in the Company's Employee Stock Ownership Plan


         As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") will be voted.

         Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the ESOP. The Plan Administrators will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

         We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

         Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,



                                        Jerry Reaux
                                        President and Chief Executive Officer

                   RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                           ACADIANA BANCSHARES, INC.

     The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of March 20, 1998 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

[ ] FOR all nominees listed below                      [ ] WITHHOLD AUTHORITY
    (except as marked to the                               to vote for all
    contrary below)                                        nominees listed
                                                           below

         Nominees for three-year term expiring in 2001: Kaliste J. Saloom, Jr., Al W. Beacham, M.D. and James J. Montelaro.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


---------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the year ending December 31, 1998.

[ ] FOR             [ ] AGAINST           [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated: ____________________, 1998



                                          -----------------------------------
                                                       Signature


IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                  [LETTERHEAD]




                                 March 27, 1998


To: Persons Granted Restricted Stock Under the Company's Recognition and Retention Plan

         As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

         Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

         We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

         Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,



                                           Jerry Reaux
                                           President and Chief Executive Officer

                                  [LETTERHEAD]





                                 March 27, 1998


To:     Participants in the 401(k) Profit Sharing Plan

        As described in the attached materials, your proxy as a stockholder of Acadiana Bancshares, Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the 401(k) Profit Sharing Plan (the "401(k) Plan") will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

        We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

                                           Sincerely,



                                           Jerry Reaux
                                           President and Chief Executive Officer

                     401(k) PLAN VOTING INSTRUCTION BALLOT
                           ACADIANA BANCSHARES, INC.

         The undersigned hereby instructs the Trustee of the 401(k) Profit Sharing Plan (the "401(k) Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the 401(k) Plan as of March 20, 1998 at the Annual Meeting of Stockholders to be held in the Les Saisons Room at A La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 29, 1998, at 2:00 p.m., Central Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

        [ ]  FOR all nominees listed                 [ ]   WITHHOLD AUTHORITY
             below (except as marked                       to vote for all
             to the contrary below)                        nominees listed
                                                           below

         Nominees for three-year term expiring in 2001: Kaliste J. Saloom, Jr., Al W. Beacham, M.D. and James J. Montelaro.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


---------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.


      [ ]  FOR             [ ]  AGAINST              [ ]   ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR proposal 2. Such votes are hereby solicited by the Company's Board of Directors.


                               Dated: ____________________, 1998


                               ------------------------------------------
                                            Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS ALL ALLOCATED SHARES UNDER THE 401(k) PLAN ARE VOTED.